Fair Value Measurements	12 Months Ended
Mar. 31, 2014
Fair Value Disclosures [Abstract]
Fair Value Measurements

12.  Fair Value Measurements

Assets and liabilities of the Company that are carried at fair value are classified in one of the following three categories:

Level 1	Quoted market prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date;
Level 2	Observable market-based inputs or unobservable inputs that are corroborated by market data for the asset or liability at the measurement date;
Level 3	Unobservable inputs that are not corroborated by market data used when there is minimal market activity for the asset or liability at the measurement date.

Fair value measurements of assets and liabilities are assigned a level within the fair value hierarchy based on the lowest level of any input that is significant to the fair value measurement in its entirety.

The Company’s financial instruments consist primarily of cash and cash equivalents, restricted cash and cash equivalents, restricted short-term investments, trade receivables, trade payables, debt and interest rate swaps.

At 31 March 2014, the Company’s financial instruments consist primarily of cash and cash equivalents, restricted cash and cash equivalents, restricted short-term investments, trade receivables, trade payables, debt and interest rate swaps.

Cash and cash equivalents, Restricted cash and cash equivalents, Trade receivables and Trade payables – These items are recorded in the financial statements at historical cost. The historical cost basis for these amounts is estimated to approximate their respective fair values due to the short maturity of these instruments.

Restricted short-term investments – Restricted short-term investments are held and managed by AICF and are recorded in the financial statements at fair value. The fair value of restricted short-term investments is based on inputs that are observable in the market or can be derived principally from or corroborated by observable market data such as pricing for similar securities, recently executed transactions, cash flow models with yield curves and benchmark securities. Accordingly, restricted short-term investments are categorised as Level 2. Changes in fair value are recorded as other comprehensive income and included as a component in shareholders’ equity.

Debt – Debt is generally recorded in the financial statements at historical cost. The carrying value of debt provided under the Company’s credit facilities approximates fair value since the interest rates charged under these credit facilities are tied directly to market rates and fluctuate as market rates change. As of 31 March 2014, no debt was outstanding under the Company’s existing credit facilities.

Derivatives and Hedging – The Company uses derivatives from time to time for risk management purposes and does not engage in speculative activity. A key risk management objective for the Company is to mitigate interest rate risk associated with the Company’s external credit facilities and foreign currency risk primarily with respect to forecasted transactions denominated in foreign currencies, as further described below. The determination of whether the Company enters into a derivative transaction to achieve these risk management objectives depends on a number of factors, including market related factors that impact the extent to which derivative instruments will achieve such risk management objectives of the Company.

The notional amount of interest rate swap contracts and foreign currency forward contracts represents the basis upon which payments are calculated and are reported on a net basis when a legal and enforceable right of set-off exists. The following table sets forth the total outstanding notional amount and the fair value of the Company’s derivative instruments held at 31 March 2014 and 2013.

			Fair Value as of
(Millions of US dollars)	Notional Amount		31 March 2014		31 March 2013
	31 March 2014	31 March 2013	Assets	Liabilities	Assets	Liabilities
Derivatives accounted for as hedges
Foreign currency forward contracts	$9.7	$-	$0.5	$-	$-	$-
Derivatives not accounted for as hedges
Foreign currency forward contracts	124.0	-	1.8	-	-	-
Interest rate swap contracts	125.0	25.0	-	0.5	-	1.3

Total	$258.7	$25.0	$2.3	$0.5	$-	$1.3

Interest Rate Swaps

The Company may from time to time enter into interest rate swap contracts to protect against upward movements in US$ LIBOR and the associated interest the Company pays on its external credit facilities. Interest rate swaps are recorded in the financial statements at fair value. Changes in fair value are recorded in the consolidated statements of operations and comprehensive income in Other income. At 31 March 2014 and 2013, the Company had interest rate swap contracts with a total notional principal of US$125.0 million and US$25.0 million, respectively. For all of these interest rate swap contracts, the Company has agreed to pay fixed interest rates while receiving a floating interest rate.

The fair value of interest rate swap contracts is calculated based on the fixed rate, notional principal, settlement date and present value of the future cash inflows and outflows based on the terms of the agreement and the future floating interest rates as determined by a future interest rate yield curve. The model used to value the interest rate swap contracts is based upon well recognised financial principles, and interest rate yield curves can be validated through readily observable data by external sources. Although readily observable data is used in the valuations, different valuation methodologies could have an effect on the estimated fair value. Accordingly, the interest rate swap contracts are categorised as Level 2.

During the year ended 31 March 2014, the Company entered into three additional interest rate swap contracts with an aggregate notional principal of US$100.0 million. The first was entered into in October 2013 with a notional principal of US$50.0 million, term of 5 years, fixed interest rate of 2.0% and a forward start date of October 2014. The remaining two contracts were entered into in December 2013 with notional principal amounts of US$25.0 million and US$25.0 million, terms of 6 years and 4 years, fixed interest rates of 2.3% and 1.5%, respectively, and a forward start date of July 2014.

At 31 March 2014, the weighted average fixed interest rate of these contracts is 2.1% and the weighted average remaining life is 4.5 years. These contracts have a fair value of US$0.5 million and US$1.3 million at 31 March 2014 and 2013, respectively, which is included inAccounts payable. For the years ended 31 March 2014 and 2013, the Company included in Other income an unrealised gain of US$0.8 million and US$1.8 million, respectively, on interest rate swap contracts. Included in interest expense is a realised loss on interest rate swap contracts of US$0.6 million and US$2.1 million for the years ended 31 March 2014 and 2013, respectively.

Foreign Currency Forward Contracts

The Company uses foreign currency forward contracts and enters into hedging relationships from time to time in order to mitigate exposure to foreign currency fluctuations. When achievable, these instruments are designated as hedges and treated as a cash flow hedging arrangement for accounting purposes. In September 2013, the Company entered into foreign currency forward contracts designated as hedges in order to mitigate exposure associated with the anticipated purchases of production assets denominated in a foreign currency in a future period.

For foreign currency forward contracts that are designated as a cash flow hedging arrangement, the effective portion of the change in fair value of the contract is reported as a component of shareholders’ equity within Accumulated other comprehensive income on the consolidated balance sheet and reclassified into earnings contemporaneously and in the same caption with the earnings effect of the hedged transaction. For cash flow hedges, the amount of ineffectiveness in the hedging relationship and amount of the changes in fair value of the foreign currency forward contracts that are not included in the measurement of ineffectiveness are both reflected in earnings each reporting period within Other income. For foreign currency forward contracts not designated as a hedge, changes in the fair value of foreign currency forward contracts are reflected in earnings within Other income at each measurement date.

The estimated fair value associated with these contracts was US$0.5 million at 31 March 2014. In addition, the cumulative unrealised gains arising from changes in the fair value of foreign currency forward contacts designated as a cash flow hedging arrangement was US$0.9 million as of 31 March 2014, which were classified within Accumulated other comprehensive income. There were no amounts reclassified from Accumulated other comprehensive income into earnings for the fiscal year ended 31 March 2014. The maximum term of foreign currency forward contracts that hedged forecasted transactions was 1.1 years at 31 March 2014. There were no significant gains or losses reclassified into earnings as a result of a discontinuance of a cash flow hedge resulting from an unfavourable change in probability of a forecasted transaction occurring. Further, the amount of deferred gains or losses to be reclassified into earnings within the next 12 months is not expected to be significant. The fair value of these contracts is included in Other assets at 31 March 2014.

In addition, the Company has entered into foreign currency forward contracts that are not designated as a cash flow hedging arrangements. For the years ended 31 March 2014 and 2013, the Company included in Other income the cumulative unrealised gains arising from changes in the fair value of these contracts of US$1.8 million and nil, respectively. The maximum term of foreign currency forward contracts that are not designated as hedges was 1.1 years at 31 March 2014.

The Company’s foreign currency forward contracts are valued using models that maximise the use of market observable inputs including interest rate curves and both forward and spot prices for currencies and are categorised as Level 2 within the fair value hierarchy.

The following table sets forth by level within the fair value hierarchy, the Company’s financial assets and liabilities that were accounted for at fair value on a recurring basis at 31 March 2014 according to the valuation techniques the Company used to determine their fair values.

(Millions of US dollars)	Fair Value at 31 March 2014	Fair Value Measurements Using Inputs Considered as
		Level 1	Level 2	Level 3

Assets
Cash and cash equivalents	$167.5	$167.5	$-	$-
Restricted cash and cash equivalents	65.2	65.2	-	-
Restricted short-term investments	0.1	-	0.1	-
Forward contracts included in
Other Assets	2.3	-	2.3	-

Total Assets	$235.1	$232.7	$2.4	$-

Interest rate swap contracts included in Accounts Payable	0.5	$-	$0.5	$-

Total Liabilities	$0.5	$-	$0.5	$-